O BT INVESTMENT FUNDS O


                           CAPITAL APPRECIATION FUND


                                 ANNUAL REPORT
                                SEPTEMBER O 1998

CAPITAL APPRECIATION FUND

Table of Contents


         Letter to Shareholders                                  3

         Capital Appreciation Fund
            Statement of Assets and Liabilities                  6
            Statement of Operations                              6
            Statements of Changes in Net Assets                  7
            Financial Highlights                                 7
            Notes to Financial Statements                        8
            Report of Independent Accountants                    9
            Tax Information                                      9

         Capital Appreciation Portfolio
           Schedule of Portfolio Investments                    10
           Statement of Assets and Liabilities                  12
           Statement of Operations                              12
           Statements of Changes in Net Assets                  13
           Financial Highlights                                 13
           Notes to Financial Statements                        14
           Report of Independent Accountants                    15



                              -------------------
            The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
                              -------------------

CAPITAL APPRECIATION FUND

Letter to Shareholders

We are pleased to present you with this annual report for the Capital Appreciation Fund (the "Fund"), providing a review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
Overall, the twelve months ended September 30, 1998 were a period of significant volatility for mid capitalization growth stocks. Equities in general were on a roller coaster during the year, as concerns roiling the markets in the first half only heightened in the second. The midcap sector in particular lagged its large cap brethren, but outperformed the small cap stocks.

At the start of the fourth quarter of 1997, midcap growth stocks were somewhat extended, following a five month period during which they had produced 30% plus performance. The effects of the Asian financial crises began to spread. Midcap growth stocks came under pressure, as U.S. investors sought both to lock in gains and to discount the expected negative impact these crises would have on the earnings growth of companies with significant exposure to Asia--especially the technology stocks. Investors tended to turn their focus to large cap names and more value-oriented stocks.

As the first quarter of 1998 progressed, investor sentiment toward midcap growth stocks improved for a number of reasons:
o The impact of the Asian crisis became more clear, and the situation did not appear to be as bad as many had expected.
o Thanks to strong internal growth, the earnings growth of many companies with international exposure was sustained despite the scare from overseas.
o Those companies that were more negatively impacted had lowered expectations enough that investors were no longer as worried about the effects.
o Relative valuations of midcap stocks had been dramatically reduced, reaching levels even cheaper than they were in April 1997 at which point they were at seven-year lows.
o What may be called the virtuous circle of rising prices and improving sentiment boosted midcap growth stocks' performance.

For all these reasons, plus sustained strong U.S. economic conditions, few signs of inflation, and interest rate fears at bay, midcap growth stocks participated with other segments of the stock market in a robust rally.

Renewed fears of a Federal Reserve Board interest rate increase and continued financial troubles in Asian countries turned investor sentiment negative and drove the market lower as the second calendar quarter progressed. There was a clear bias toward liquidity and thus larger cap stocks. Ironically, the earnings growth outlook for larger cap stocks was reduced during the first half of the calendar year, creating a notable gap as compared to the still robust earnings growth outlook for many smaller, emerging growth companies. The already compelling valuation gap continued to widen.

The third calendar quarter witnessed a continuation of market volatility, highlighted by several factors.
o Russia's financial collapse and fresh concerns of contagion to Latin America from Asia's ongoing financial crisis were added to investors' list of troublesome events.
o There was renewed focus on slowing growth in U.S. corporate earnings and in the overall economy, as well-publicized problems in high technology and basic industries spread to major global consumer companies, such as Coca Cola and Gillette.
o Acknowledging the weakening global environment and its potential impact on the U.S. economy, the Federal Reserve Board lowered the fed funds rate by 0.25% on September 29th and now seems focused on preventing a credit crunch as seen earlier in the decade.
o News of major U.S. and European financial institutions' direct exposure to emerging markets and their secondary exposure to hedge funds that aggressively place leverage bets abroad began to spread.

In all, investor sentiment, punctuated by fear and uncertainty, kept a premium on larger caps' liquidity and perceived safety through July. In August, the larger caps finally succumbed to the negative sentiment, bringing all of the market sectors down with them. This ultimately set the market up for a short-term relief rally in September.


  Ten Largest Stock Holdings

 America Online, Inc.                Ace, Ltd.

 Clear Channel                       Elan Corporation plc-ADR
 Communications, Inc.

 McKesson Corporation                Compuware Corporation

 Watson Pharmaceuticals, Inc.        Outdoor Systems, Inc.

 At Home Corporation                 Global Crossing, Ltd.


INVESTMENT REVIEW
While the Fund did outperform its category average for the twelve month period, it was still hampered by a negative investor sentiment toward emerging growth stocks in general. We stayed true to the Fund's growth-oriented investment style throughout, as has been our long-standing policy. Of course, when midcap growth stocks are in favor, as was the case in the first calendar quarter, the Fund benefits. It is well worth noting that strong specific stock selection and sector positioning drove the Fund's outperformance not only in the first calendar quarter, but also in the second, even as investor sentiment was reversing yet again.

CAPITAL APPRECIATION FUND

More specifically, in the last quarter of 1997, the Fund was underweight in the outperforming value-oriented sectors of utilities, financial, and consumer staples and was overweight in the poorly performing sectors of healthcare and technology. However, that same strategy worked to the Fund's favor in the next quarter, when technology and healthcare were among the best performing sectors, as were communications services, transportation, and consumer cyclicals, where the Fund was also overweight. The Fund's overweight position in energy, the only sector posting a loss during this six month period, negatively impacted performance.

Periods ended September 30, 1998          Cumulative Total Returns            Average Annual Total Returns
-------------------------------------------------------------------------------------------------------------
                                    Past 1   Past 3   Past 5    Since    Past 1   Past 3    Past 5    Since
                                     year    years    years   inception   year     years    years   inception
-------------------------------------------------------------------------------------------------------------
 BT Investment Capital
   Appreciation Fund*              -11.42%   14.09%  62.03%    92.01%    -11.42%    4.49%   10.13%    12.45%
   (inception 3/9/93)

 S&P 400 Midcap Index**            - 6.07%   48.96%  90.35%   104.60%    - 6.07%   14.21%   13.74%    13.68%

 Lipper MidCap Average***          -11.95%   30.71%  67.42%    84.42%    -11.95%    9.10%   10.62%    11.52%

In the second half of the fiscal year, the equity sector roller coaster continued. The Fund maintained an overweight position in three of the four best performing sectors in each of the last two quarters-transportation, technology, and consumer cyclicals in the June 30th quarter; communications services, technology, and health care in the September 30th quarter. Energy continued to be a drag on relative performance in the quarter ended June 30th, but moving to an underweight position in this sector benefited the Fund in the quarter ended September 30th.


MANAGER OUTLOOK
Although we expect future periods of volatility in the marketplace while global economic events run their course, there have been several developments in the last few weeks that indicate an improving investment outlook. These include easing of monetary policy by the U.S. Federal Reserve Board, some progress on Japanese bank reform, and a slight reversal of the recent credit crunch. We also remain optimistic regarding emerging growth stocks in general. Midcap fundamentals remain strong, earnings growth superior, and relative valuations attractive. In particular, the companies in the Fund's portfolio are, overall, experiencing strong fundamental growth in earnings, are largely reliant upon the domestic economy for growth, and are expressing upbeat outlooks for the coming year.

Over the longer term, it has been shown that investors will pay for reasonably priced earnings growth. It is important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

Given the recent high volatility in the stock market, it is also important to keep in mind that at Bankers Trust we remain disciplined in our process, and we continue to:
o focus on companies that offer compelling valuations relative to their growth rates
o focus on companies that have strong, consistent earnings and revenue growth
o use extensive fundamental research--as well as our thematic approach and screening process--to identify attractive investment opportunities in unrecognized growth companies and sectors o strictly adhere to our sell discipline to help mitigate risk, and
o use the volatility of the marketplace to our investors' advantage by initiating or adding to positions of weakness.

We will continue to monitor economic conditions and their effect on financial markets, as we seek capital growth over the long term.


                              /s/ Anthony Takazawa
                              ____________________
                                 Anthony Takazawa
                             Portfolio Manager of the
                          Capital Appreciation Portfolio
                                September 30, 1998

--------------
* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
** The S&P 400 Midcap Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. Indices are unmanaged, and investments cannot be made in an index.
*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

CAPITAL APPRECIATION FUND

Letter to Shareholders


                    Diversification of Portfolio Investments
                        By Theme as of September 30, 1998
                     (percentages are based on market value)


               [PIE CHART APPEARS HERE -- SEE PERCENTAGES BELOW]


Life on the Net 7%                                 Client Server Computing 6%

Energizing the Globe 4%                                       New Consumer 4%

New Healthcare Paradigm 9%                                      Consolidating
                                                                   America 9%
Managing the Information
Age 5%                                                   Money Market Fund 5%

                                                                    Other 7%+
Life Sciences Revolution 10%
                                                      Environmental Crisis 3%
Our Strengthening Financial
Structure  10%                                           Interactive Media 6%

Telecommunications 9%                                     Stores of Values 3%

                                              The Ubiquitous Semiconductor 3%


--------------
+ Includes themes with weightings of less than 3%.




Performance Comparison

Comparison of Change in
Value of a $10,000 Investment
in the Capital Appreciation
Fund and the S&P 400 Index
since March 31, 1993.

--------------------------------------
     Total Return for the Period
       Ended September 30, 1998

One Year   Five Year    Since 3/9/93*
  -11.42%    10.13%**       12.45%**

*  The Fund's inception date.
** Annualized.

Investment return and principal value
may fluctuate so that shares, when
redeemed, may be worth more or less
than their original cost.
--------------------------------------


                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]

      CAPITAL APPRECIATION FUND - $19,201          S&P 400 INDEX - $20,460
MAR-93          $10,000                                     $10,000
JUN-93           10,519                                      10,233
SEP-93           11,838                                      10,747
DEC-93           11,708                                      11,034
MAR-94           11,409                                      10,614
JUN-94           10,699                                      10,227
SEP-94           11,728                                      10,920
DEC-94           12,088                                      10,638
MAR-95           12,857                                      11,498
JUN-95           14,266                                      12,513
SEP-95           16,813                                      13,734
DEC-95           16,612                                      13,930
MAR-96           16,786                                      14,788
JUN-96           18,070                                      15,214
SEP-96           18,890                                      15,657
DEC-96           18,055                                      16,605
MAR-97           15,919                                      16,358
JUN-97           18,262                                      18,770
SEP-97           21,655                                      21,779
DEC.-97          20,665                                      21,961
MAR-98           23,318                                      24,380
JUN-98           19,201                                      20,460
SEP-98           19,201                                      20,460



            Past performance is not indicative of future performance.

CAPITAL APPRECIATION FUND

Statement of Assets and Liabilities  September 30, 1998

Assets
  Investment in Capital Appreciation Portfolio, at Value                                                          $25,689,303
  Prepaid Expenses and Other                                                                                            6,410
                                                                                                                  -----------
Total Assets                                                                                                       25,695,713
                                                                                                                  -----------
Liabilities
  Due to Bankers Trust                                                                                                 13,147
  Payable for Fund Shares Redeemed                                                                                    168,717
  Accrued Expenses                                                                                                     17,113
                                                                                                                  -----------
Total Liabilities                                                                                                     198,977
                                                                                                                  -----------
Net Assets                                                                                                        $25,496,736
                                                                                                                  ===========
Composition of Net Assets
  Paid-in Capital                                                                                                 $19,079,905
  Undistributed Net Realized Gain from Investment Transactions                                                      2,895,731
  Net Unrealized Appreciation on Investment                                                                         3,521,100
                                                                                                                  -----------
Net Assets                                                                                                        $25,496,736
                                                                                                                  ===========
Net Asset Value, Offering and Redemption Price Per Share (net assets divided by shares outstanding)               $     11.38
                                                                                                                  ===========
Shares Outstanding ($0.001 par value per share, unlimited number of shares of beneficial interest authorized)       2,240,182
                                                                                                                  ===========



Statement of Operations For the year ended September 30, 1998

Investment Income
  Expenses in Excess of Income Allocated from Capital Appreciation Portfolio, net    $   (19,921)
                                                                                     -----------
Expenses
  Administration and Services Fees                                                       252,297
  Printing and Shareholder Reports                                                        15,803
  Professional Fees                                                                       15,771
  Registration Fees                                                                        6,849
  Trustees Fees                                                                            2,967
  Miscellaneous                                                                            7,272
                                                                                     -----------
  Total Expenses                                                                         300,959
  Less Expenses Absorbed by Bankers Trust                                                (48,662)
                                                                                     -----------
    Net Expenses                                                                         252,297
                                                                                     -----------
Expenses in Excess of Investment Income                                                 (272,218)
                                                                                     -----------
Realized and Unrealized Gain (Loss) on Investment
  Net Realized Gain from Investment Transactions                                       4,677,566
  Net Change in Unrealized Appreciation/Depreciation on Investment                    (8,470,353)
                                                                                     -----------
Net Realized and Unrealized Loss on Investment                                        (3,792,787)
                                                                                     -----------
Net Decrease in Net Assets from Operations                                           $(4,065,005)
                                                                                     ===========



                  See Notes to Financial Statements on Page 8

CAPITAL APPRECIATION FUND

Statements of Changes in Net Assets


                                                                                 For the               For the
                                                                               year ended            year ended
                                                                           September 30, 1998   September 30, 1997
                                                                           ------------------   ------------------
Increase (Decrease) in Net Assets from:
Operations
  Expenses in Excess of Investment Income                                     $    (272,218)      $    (400,252)
  Net Realized Gain from Investment Transactions                                  4,677,566           9,741,388
  Net Change in Unrealized Appreciation/Depreciation on Investment               (8,470,353)         (4,951,199)
                                                                              -------------       -------------
Net Increase (Decrease) in Net Assets from Operations                            (4,065,005)          4,389,937
                                                                              -------------       -------------
Distributions to Shareholders
  Net Realized Gain from Investment Transactions                                 (7,936,407)        (11,135,789)
                                                                              -------------       -------------
Capital Transactions in Shares of Beneficial Interest
  Proceeds from Sales of Shares                                                  57,990,982          18,537,543
  Dividend Reinvestments                                                          4,263,959           6,064,050
  Cost of Shares Redeemed                                                       (73,759,183)        (36,238,151)
                                                                              -------------       -------------
Net Decrease from Capital Transactions in Shares of Beneficial Interest         (11,504,242)        (11,636,558)
                                                                              -------------       -------------
Total Decrease in Net Assets                                                    (23,505,654)        (18,382,410)
Net Assets
Beginning of Year                                                                49,002,390          67,384,800
                                                                              -------------       -------------
End of Year                                                                   $  25,496,736       $  49,002,390
                                                                              =============       =============


Financial Highlights

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the Capital Appreciation Fund.


                                                                                                           For the period
                                                                                                            March 9, 1993
                                                      For the years ended     For the period   For the     (Commencement
                                                          September 30,        Jan. 1, 1995   year ended   of Operations)
                                                   --------------------------  to Sept. 30,    Dec. 31,      to Dec. 31,
                                                     1998     1997      1996      1995**         1994            1993
                                                   -------   ------    ------ --------------  ----------   --------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period               $15.72    $16.79    $16.83     $12.10        $11.72         $10.00
                                                   ------    ------    ------     ------        ------         ------
Income (Loss) from Investment Operations
  Expenses in Excess of Investment Income           (0.12)    (0.13)    (0.10)     (0.07)        (0.04)         (0.01)
  Net Realized and Unrealized Gain (Loss) from
  Investment Transactions                           (1.58)     2.13      1.89       4.80          0.42           1.73
                                                   ------    ------    ------     ------        ------         ------
Total Income (Loss) from Investment Operations      (1.70)     2.00      1.79       4.73          0.38           1.72
                                                   ------    ------    ------     ------        ------         ------
Distributions to Shareholders
  Net Realized Gain from Investment Transactions    (2.64)    (3.07)    (1.83)        --            --             --
                                                   ------    ------    ------     ------        ------         ------
Net Asset Value, End of Period                     $11.38    $15.72    $16.79     $16.83        $12.10         $11.72
                                                   ======    ======    ======     ======        ======         ======
Total Investment Return                            (11.42)%   14.64%    12.35%     39.09%         3.24%         21.54%
Supplemental Data and Ratios:
  Net Assets, End of Period (000s omitted)        $25,497   $49,002   $67,385    $57,380       $42,737         $17,573
  Ratios to Average Net Assets:
    Expenses in Excess of Income                    (0.70)%   (0.77)%   (0.66)%    (0.65)%*      (0.57)%        (0.23)%*
    Expenses, Including Expenses of the Capital
     Appreciation Portfolio                          1.25%     1.25%     1.25%      1.25%*        1.25%          1.25%*
    Decrease Reflected in Above Expense Ratio Due
     to Absorption of Expenses by Bankers Trust      0.39%     0.29%     0.26%      0.32%*        0.54%          0.74%*

-----------
* Annualized
**Board of Trustees approved the change of the fiscal year end from December 31 to September 30.

                  See Notes to Financial Statements on Page 8

CAPITAL APPRECIATION FUND

Notes to Financial Statements

Note 1--Organization and Significant Accounting Policies
A. Organization
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The Capital Appreciation Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on March 9, 1993. The Fund invests substantially all of its assets in the Capital Appreciation Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The value of such investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 1998, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including the Schedule of Portfolio Investments, are contained elsewhere in this report and should be read in conjunction with these financial statements.

B. Valuation
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements.

C. Investment Income
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income (loss) and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Distributions
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will be made annually to the extent they are not offset by any capital loss carryforwards.

E. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

F. Other
The Trust accounts separately for the assets, liabilities, and operations of each Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to all of the Trust's funds are allocated among the Funds. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .65% of the Fund's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to .65% of the average daily net assets of the Fund, excluding expenses of the Portfolio, and 1.25% of the average daily net assets of the Fund, including expenses of the Portfolio.

The Trust has entered into a distribution agreement with ICC Distributors, Inc. ("ICC") under which ICC will serve as distributor for shares sold on behalf of the Fund.

The Fund is a participant with other affiliated entities in a revolving credit facility ("the revolver") and a discretionary demand line of credit facility, collectively ("the credit facilities") in the amounts of $50,000,000 and $100,000,000, respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a calendar quarter basis and apportioned equally among all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the year ended September 30, 1998.

Note 3--Shares of Beneficial Interest

At September 30, 1998, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                         For the                      For the
                        year ended                   year ended
                    September 30, 1998            September 30, 1997
                -------------------------     --------------------------
                  Shares        Amount          Shares         Amount
                ----------   ------------     ----------    ------------
Sold             4,302,213    $57,990,982      1,304,558     $18,537,543
Reinvested         361,352      4,263,959        425,141       6,064,050
Redeemed        (5,540,913)   (73,759,183)    (2,625,585)    (36,238,151)
                ----------   ------------     ----------    ------------
Net Decrease      (877,348)  $(11,504,242)      (895,886)   $(11,636,558)
                ==========   ============     ----------    ============

CAPITAL APPRECIATION FUND

Report of Independent Accountants
To the Trustees of BT Investment Funds and the Shareholders of
Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Capital Appreciation Fund (one of the Funds comprising BT Investment Funds, hereafter referred to as the "Fund") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
November 6, 1998





Tax Information (Unaudited) For the Year Ended September 30, 1998



The Fund paid long term capital gains during the year ending 9/30/98 in the amount of $4,287,079. 18.6% of all long term capital gain distributions are taxes at the 20% capital gains rate.

In addition, of the ordinary distributions made during the year ending 9/30/98, $0.05 per share qualify for the dividends received deduction available to corporate shareholders.

CAPITAL APPRECIATION PORTFOLIO

Schedule of Portfolio Investments September 30, 1998

Shares           Description                                      Value
------           -----------                                      -----
           COMMON STOCK - 91.43%
           America's Changing Leisure Time - 2.99%
    8,600  Gemstar International Group *                      $   398,825
   10,800  Ryanair Holdings Plc - ADR *                           369,900
                                                              -----------
                                                                  768,725
                                                              -----------

           Client Server Computing - 5.77%
    9,256  Compuware Corporation *                                544,947
    4,600  Lexmark International Group, Inc. - Class A *          318,837
   11,600  Platinum Technology, Inc. *                            208,800
    8,200  Tech Data Corporation *                                410,512
                                                              -----------
                                                                1,483,096
                                                              -----------

           Consolidating America - 8.33%
   14,700  Clear Channel Communication *                          698,250
    3,000  Heftel Broadcasting Corporation  - Class A *           113,250
   27,584  Outdoor Systems, Inc. *                                537,888
   17,600  United Rentals, Inc. *                                 421,300
   12,400  Univision Communications, Inc. - Class A *             368,900
                                                              -----------
                                                                2,139,588
                                                              -----------

           Energizing the Globe - 2.04%
   26,200  Global Industries, Ltd. *                              302,938
   16,800  Ocean Energy, Inc. *                                   220,500
                                                              -----------
                                                                  523,438
                                                              -----------

           Environmental Crisis - 3.24%
   15,800  Allied Waste Industries, Inc. *                        369,325
   11,900  American Disposal Services, Inc. *                     463,356
                                                              -----------
                                                                  832,681
                                                              -----------

           Interactive Media - 6.10%
    5,600  Comsat Corporation                                     197,400
   23,100  Learning Company, Inc. *                               457,668
   13,400  Scientific-Atlanta, Inc.                               283,075
   11,600  Snyder Communications, Inc. *                          388,600
    8,500  Young & Rubicam, Inc. *                                241,188
                                                              -----------
                                                                1,567,931
                                                              -----------

           Life on the Net - 7.15%
    7,300  America Online, Inc. *                                 812,125
   13,500  At Home Corporation *                                  646,313
    7,100  CMG Information Services *                             378,075
                                                              -----------
                                                                1,836,513
                                                              -----------

           Life Sciences Revolution - 9.86%
    7,900  Centocor, Inc. *                                       313,038
    8,682  Elan Corporation plc - ADR *                           625,647
   12,100  Forest Laboratories - Class A *                        415,938
   17,400  Mylan Laboratories, Inc.                               513,300
   13,100  Watson Pharmaceuticals, Inc. *                         664,825
                                                              -----------
                                                                2,532,748
                                                              -----------

           Managing the Information Age - 5.11%
   18,300  Concord EFS, Inc. *                                    472,368
    9,400  FISERV, Inc. *                                         432,988
   12,900  Sungard Data Systems, Inc. *                           406,350
                                                              -----------
                                                                1,311,706
                                                              -----------



Shares           Description                                      Value
------           -----------                                      -----

           New Consumer - 4.02%
   10,700  CKE Restaurants, Inc.                              $   318,325
   20,400  Flowers Industries, Inc.                               444,975
   15,100  TJX Companies, Inc.                                    268,969
                                                              -----------
                                                                1,032,269
                                                              -----------

           New Health Care Paradigm - 9.13%
   11,100  HBO & Company                                          320,513
   11,600  Henry Schein *                                         403,100
    7,300  McKesson Corporation                                   668,863
    9,200  Quintiles Transnational Corporation *                  402,500
    9,300  Safeskin Corporation *                                 293,531
   10,700  Total Renal Care Holdings *                            256,800
                                                              -----------
                                                                2,345,307
                                                              -----------

           Our Strengthening Financial Structure - 9.84%
   21,500  ACE Limited                                            645,000
    4,000  Capital One Financial Corporation                      414,000
    7,300  FINOVA Group Inc.                                      364,544
    6,200  Fremont General Corporation                            297,600
    5,400  Life Re Corporation                                    496,463
    8,000  Newcourt Credit Group, Inc.                            209,000
   11,600  Ocwen Financial Corporation *                          101,500
                                                              -----------
                                                                2,528,107
                                                              -----------

           Return to Home Ownership - 1.79%
   16,700  Linens 'n Things, Inc. *                               459,250
                                                              -----------

           Stores of Value - 3.33%
   22,200  Family Dollar Stores, Inc.                             349,650
   10,600  Rite Aid                                               376,300
    3,100  U.S. Foodservice *                                     129,036
                                                              -----------
                                                                  854,986
                                                              -----------

           Telecommunications - 9.39%
   10,800  Frontier Corporation                                   295,650
   14,400  General Cable Corporation                              266,400
   24,800  Global Crossing, Ltd. *                                517,700
   10,600  QWEST Telecommunications *                             331,913
   14,400  RSL Communications - Class A *                         390,600
    5,600  Uniphase Corporation *                                 229,600
   16,100  WinStar Communications, Inc. *                         382,375
                                                              -----------
                                                                2,414,238
                                                              -----------

           The Ubiquitous Semiconductor - 3.34%
    9,200  Micron Technology, Inc. *                              280,025
    5,700  Rambus, Inc. *                                         364,800
    7,900  SCI Systems, Inc. *                                    212,806
                                                              -----------
                                                                  857,631
                                                              -----------

Total Common Stock (Cost $19,558,231)                          23,488,214
                                                              -----------

                  See Notes to Financial Statements on Page 14

CAPITAL APPRECIATION PORTFOLIO

Schedule of Portfolio Investments September 30, 1998


Shares           Description                                      Value
------           -----------                                      -----

           CONVERTIBLE PREFERRED STOCK - 2.32%
           Consolidating America - 0.86%
    6,200  United Rentals, Cv. Pfd.                           $   221,650
                                                              -----------

           Energizing the Globe - 1.46%
    6,600  AES Trust I - Series A, 5.375%, 3/31/27                375,375
                                                              -----------

Total Preferred Stock (Cost $640,000)                             597,025
                                                              -----------


Shares           Description                                      Value
------           -----------                                      -----

           SHORT TERM INSTRUMENT - 5.34%
1,371,426  BT Institutional Cash Management Fund
           (Cost $1,371,426)                                  $ 1,371,426
                                                              -----------

Total Investments (Cost $21,569,657)         99.09%           $25,456,665
Other Assets Less Liabilities                 0.91%               232,657
                                            -------           -----------
Total Net Assets                            100.00%           $25,689,322
                                            =======           ===========

----------
* Non-Income Producing Security
The following abbreviation is used in portfolio descriptions:
ADR -- American Depository Receipt


                  See Notes to Financial Statements on Page 14

CAPITAL APPRECIATION PORTFOLIO

Statement of Assets and Liabilities September 30, 1998

Assets
  Investments, at Value (Cost of $21,569,657)                       $25,456,665
  Receivables for Securities Sold                                       253,499
  Other Receivables                                                      16,624
                                                                    -----------
Total Assets                                                         25,726,788
                                                                    -----------

Liabilities
  Due to Bankers Trust                                                   11,096
  Accrued Expenses and Other                                             26,370
                                                                    -----------
Total Liabilities                                                        37,466
                                                                    -----------
Net Assets                                                          $25,689,322
                                                                    ===========
Composition of Net Assets
  Paid-in Capital                                                   $21,802,314
  Net Unrealized Appreciation on Investments                          3,887,008
                                                                    -----------
Net Assets                                                          $25,689,322
                                                                    ===========


Statement of Operations  For the year ended September 30, 1998

Investment Income
  Dividends                                                         $   213,567
                                                                    -----------
Expenses
  Advisory Fees                                                         252,946
  Administration and Services Fees                                       38,915
  Professional Fees                                                      40,569
  Trustees Fees                                                           2,744
  Miscellaneous                                                             140
                                                                    -----------
  Total Expenses                                                        335,314
  Less Expenses Absorbed by Bankers Trust                              (101,826)
                                                                    -----------
    Net Expenses                                                        233,488
                                                                    -----------
Expenses in Excess of Investment Income                                 (19,921)
                                                                    -----------
Realized and Unrealized Gain (Loss) on Investments
  Net Realized Gain from Investment Transactions                      4,677,569
  Net Change in Unrealized Appreciation/Depreciation on Investments  (8,470,353)
                                                                    -----------
Net Realized and Unrealized Loss on Investments                      (3,792,784)
                                                                    -----------
Net Decrease in Net Assets from Operations                          $(3,812,705)
                                                                    ===========

                  See Notes to Financial Statements on Page 14

CAPITAL APPRECIATION PORTFOLIO
Statements of Changes in Net Assets

                                                                        For the              For the
                                                                       year ended          year ended
                                                                   September 30, 1998  September 30, 1997
                                                                   ------------------  ------------------
Increase (Decrease) in Net Assets from:
Operations
  Expenses in Excess of Investment Income                              $   (19,921)        $   (61,546)
  Net Realized Gain from Investment Transactions                         4,677,569           9,773,379
  Net Change in Unrealized Appreciation/Depreciation on Investments     (8,470,353)         (2,669,027)
                                                                       -----------         -----------
Net Increase (Decrease) in Net Assets from Operations                   (3,812,705)          7,042,806
                                                                       -----------         -----------
Capital Transactions
  Proceeds from Capital Invested                                        62,320,016          24,591,506
  Value of Capital Withdrawn                                           (81,789,768)        (51,048,028)
                                                                       -----------         -----------
Net Decrease in Net Assets from Capital Transactions                   (19,469,752)        (26,456,522)
                                                                       -----------         -----------
Total Decrease in Net Assets                                           (23,282,457)        (19,413,716)
Net Assets
Beginning of Year                                                       48,971,779          68,385,495
                                                                       -----------         -----------
End of Year                                                            $25,689,322         $48,971,779
                                                                       ===========         ===========


Financial Highlights

Contained below are selected ratios to average net assets and other supplemental data for periods indicated for the Capital Appreciation Portfolio.


                                                         For the years ended         For the period      For the
                                                             September 30,            Jan. 1, 1995      year ended
                                                     ----------------------------     to Sept. 30,       Dec. 31,
                                                       1998      1997       1996          1995**           1994
                                                     -------    ------     ------        ------           ------
Supplemental Data and Ratios:
  Net Assets, End of Period (000s omitted)           $25,689    $48,972    $68,385       $149,888        $73,634
  Ratios to Average Net Assets:
    Net Investment Income (Expenses in Excess of
     Investment Income)                              (0.05)%    (0.12)%    (0.01)%          0.01%*         0.08%
    Expenses                                          0.60%      0.60%      0.60%           0.60%*         0.60%
    Decrease Reflected in Above Expense Ratio Due
     to Absorption of Expenses by Bankers Trust       0.26%      0.21%      0.17%           0.18%*         0.23%
  Portfolio Turnover Rate                              145%       167%       271%            125%           157%

----------
* Annualized
**The Board of Trustees approved the change of the fiscal year end from December
  31 to September 30.

                  See Notes to Financial Statements on Page 14

CAPITAL APPRECIATION PORTFOLIO

Notes to Financial Statements

Note 1--Organization and Significant Accounting Policies
A. Organization
The Capital Appreciation Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on October 28, 1992, as an unincorporated trust under the laws of New York and commenced operations on March 9, 1993. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of a security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Investment Income
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Repurchase Agreements
The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E. Federal Income Taxes
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

F. Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .10% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, Bankers Trust manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies in return for a fee computed daily and paid monthly at an annual rate of .65% of the Portfolio's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to
 .60% of the average daily net assets of the Portfolio.

The Portfolio may invest in the BT Institutional Cash Management Fund (the "Fund"), an open-end management investment company managed by Bankers Trust Company (the "Company"). The Fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. Distributions from the Fund to the Portfolio as of September 30, 1998 amounted to $99,298 and are included in dividend income.

The Portfolio is a participant with other affiliated entities in a revolving credit facility, (the "revolver") and a discretionary demand line of credit facility, collectively (the "credit facilities") in the amounts of $50,000,000 and $100,000,000, respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a calendar quarter basis, and apportioned equally among all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the year ended September 30, 1998.

Note 3--Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 1998 were $53,339,795 and $72,484,325, respectively.

The tax basis of investments held at September 30, 1998, was $21,612,496. The aggregate gross unrealized appreciation for all investments was $4,928,967 and the aggregate gross unrealized depreciation for all investments was $1,134,798.

CAPITAL APPRECIATION PORTFOLIO

Report of Independent Accountants

To the Trustees and Holders of Beneficial Interest of the Capital Appreciation
Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Capital Appreciation Portfolio (hereafter referred to as the "Portfolio") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
November 6, 1998

BT INVESTMENT FUNDS
CAPITAL APPRECIATION FUND


Investment Advisor and Administrator of the Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006

Distributor
ICC DISTRIBUTORS, INC.
P.O. Box 7558
Portland, ME 04112-9892

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD 21201

Counsel
WILLKIE FARR & GALLAGHER
787 7th Avenue
New York, NY  10019


                                ---------------
For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or the BT Mutual Fund Service Center at (800) 730-1313. This report must be preceded or accompanied by a current prospectus for the Fund.
                                ---------------



                            BT Investment Capital Appreciation CUSIP #055922819
                                                               STA465200 (9/98)